SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Under Rule 14a-12

General Motors Company

(Name of Registrant as Specified In Its Charter)

Greenlight Capital, Inc.

Greenlight Capital, L.P.

DME Advisors, LP

DME Advisors GP, LLC

DME Capital Management, LP

Greenlight Capital Qualified, LP

Greenlight Capital (Gold), LP

Greenlight Capital Offshore Partners

Greenlight Capital Offshore Master (Gold), Ltd.

Greenlight Masters, LLC

Greenlight Masters Partners

David Einhorn

Leo Hindery, Jr.

Vinit Sethi

William N. Thorndike, Jr.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

On May 4, 2017, Greenlight Capital, Inc. (“Greenlight”) issued a press release (the “Press Release”), which included the full text of a letter that Greenlight sent to shareholders of General Motors Company (the “Company”). A copy of the Press Release is filed herewith as Exhibit 1.

Also on May 4, 2017, Greenlight posted various soliciting materials to www.UnlockGMValue.com (the “Website”). Copies of the materials posted to the Website are filed herewith as Exhibit 2. On the Website, Greenlight also posted (1) the original term sheet regarding the "Dividend Shares" that Greenlight shared with GM (the "Greenlight Term Sheet"), (2) the term sheet that GM purportedly presented to the credit rating agencies (the "GM Term Sheet"), and (3) an annotated comparison of the Greenlight Term Sheet and the GM Term Sheet, copies of which are filed herewith as Exhibit 3.

Also on May 4, 2017, Greenlight issued a second press regarding the Company, which is filed herewith as Exhibit 4.

Green Proxy Card

GENERAL MOTORS COMPANY

Proxy Card for 2017 Annual Meeting of Shareholders

Scheduled for June 6, 2017 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY GREENLIGHT CAPITAL, INC. AND CERTAIN OF ITS AFFILIATES (COLLECTIVELY, “GREENLIGHT,” “WE” OR “US”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF DIRECTORS OF GENERAL MOTORS COMPANY IS NOT SOLICITING THIS PROXY

The undersigned appoints Daniel Roitman, Richard H. Grubaugh, and Eleazer Klein, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of General Motors Company, a Delaware corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company scheduled to be held on Tuesday, June 6, 2017 at 9:30 A.M. Eastern Time at General Motors Global Headquarters, located at 300 Renaissance Center, Detroit, Michigan, 48265, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees listed in Proposal 1 and the Company’s candidates other than Jane L. Mendillo, Michael G. Mullen and Carol M. Stephenson, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “AGAINST” Proposal 6 and “FOR” Proposal 7. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

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INSTRUCTIONS: FILL IN VOTING BOXES “©” IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the Nominees listed below and the Company’s candidates other than Jane L. Mendillo, Michael G. Mullen and Carol M. Stephenson to serve as directors.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Leo Hindery, Jr. Vinit Sethi William N. Thorndike, Jr.	□	□	□

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) or Company nominees other than Jane L. Mendillo, Michael G. Mullen and Carol M. Stephenson from which you wish to withhold the authority to vote in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – To vote on the Company’s advisory resolution on the compensation of its named executive officers.	□	□	□

We recommend that you vote “FOR” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – To approve the Company’s 2017 Short-Term Incentive Plan.	□	□	□

We recommend that you vote “FOR” Proposal 4:

	FOR	AGAINST	ABSTAIN
Proposal 4 – To approve the Company’s 2017 Long-Term Incentive Plan.	□	□	□

We recommend that you vote “FOR” Proposal 5:

	FOR	AGAINST	ABSTAIN
Proposal 5 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	□	□	□

We recommend that you vote “AGAINST” Proposal 6:

	FOR	AGAINST	ABSTAIN
Proposal 6 – To vote on an advisory shareholder proposal requesting that the Board take the necessary steps to establish an independent Chairman.	□	□	□

We recommend that you vote “FOR” Proposal 7:

	FOR	AGAINST	ABSTAIN
Proposal 7 – To request that the Board create a second class of common stock of the Company (the “Dividend Shares”) that would trade separately from the existing common stock and continue to pay quarterly dividends at an annual rate of $1.52, and to authorize a distribution of the Dividend Shares to the Company’s existing shareholders at no cost to them.	□	□	□

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.